FIRST FUNDS TRUST

First Funds Municipal Money Market Portfolio

First Funds U.S. Treasury Money Market Portfolio

First Funds U.S. Government Money Market Portfolio

First Funds Cash Reserve Portfolio

First Funds Growth & Income Portfolio

First Funds Bond Portfolio

First Funds Tennessee Tax-Free Portfolio

First Funds Capital Appreciation Portfolio

First Funds Intermediate Bond Portfolio

SUPPLEMENT DATED April 2, 2001

TO THE OCTOBER 28, 2000 PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

This supplement provides new information beyond that contained in the Prospectuses and the Statements of Additional Information ("SAI"), and should be read in conjunction with such Prospectuses and SAIs.

Effective April 2, 2001, ALPS Mutual Funds Services, Inc., as distributor to the First Funds Trust, will change its name to ALPS Distributors, Inc.

References to ALPS Mutual Funds Services, Inc. as distributor to the First Funds Trust, in the Prospectuses and SAIs shall be replaced with references to ALPS Distributors, Inc.

A new section entitled "Privacy Policy" will be added to the Prospectus for each Portfolio under First Funds Trust. The following language will be included under the "Privacy Policy" section and will be located immediately preceding the "Financial Highlights" section:

Privacy Policy

First Funds recognizes and respects the privacy expectations of its shareholders. First Funds is entrusted by its shareholders not only with their hard-earned assets but also with their personal and financial data. First Funds considers its shareholder data to be private and confidential, and holds itself to the highest standards of trust and fiduciary duty in protecting that information.

First Funds collects nonpublic personal information about shareholders from the following sources:

  Account Applications and other forms, which may include a shareholder's name, address, social security number, and information about a shareholder's investment goals and risk tolerance;
  Account History, including information about the transactions and balances in a shareholder's account; and
  Correspondence, written, or by telephone between a customer and First Funds or service providers to First Funds.

First Funds will not release information about shareholders or shareholder accounts unless one of the following conditions is met:

  First Funds receives prior written consent.
  First Funds believes the recipient to be a First Funds shareholder or their authorized representative.
  First Funds is required or permitted by law to release information to the recipient.

First Funds does not give or sell information about shareholders or their First Funds accounts to any other company, individual, or group.

First Funds will only use information about shareholders and their accounts to help better serve their investment needs or to suggest services or educational materials that may be of interest.

First Funds restricts access to nonpublic personal information about shareholders to those employees who need to know that information in order to provide products or services. First Funds may also share personal information with companies that First Funds hires to provide First Funds with support services. When First Funds shares personal information with its service providers, First Funds protects that personal information with a strict confidentiality agreement. First Funds also maintains physical, electronic and procedural safeguards that comply with federal standards to guard shareholders' nonpublic personal information.

First Funds will adhere to the policies and practices described in this notice for both current and former shareholders of First Funds.